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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 4, 2022
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2022 Annual Meeting of Stockholders of Realogy Holdings Corp. ("Realogy Holdings" or the "Company") held on May 4, 2022, the following matters were submitted to a vote of stockholders of Realogy Holdings and the voting results were as follows:
1. Election of Directors: The eleven nominees named in the Proxy Statement were elected to serve a one-year term expiring at the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified, based upon the following votes:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Fiona P. Dias	94,144,089	8,494,327	52,135	6,496,037
Matthew J. Espe	93,204,477	9,431,410	54,664	6,496,037
V. Ann Hailey	98,901,319	3,736,537	52,695	6,496,037
Bryson R. Koehler	101,794,749	840,929	54,873	6,496,037
Duncan L. Niederauer	94,915,846	7,698,685	76,020	6,496,037
Ryan M. Schneider	101,824,816	829,816	35,919	6,496,037
Enrique Silva	101,815,266	822,334	52,951	6,496,037
Sherry M. Smith	98,538,447	4,077,076	75,028	6,496,037
Christopher S. Terrill	91,402,170	11,236,075	52,306	6,496,037
Felicia Williams	101,803,988	833,956	52,607	6,496,037
Michael J. Williams	93,177,563	9,472,683	40,305	6,496,037
2. Advisory Vote of the Compensation of our Named Executive Officers: The proposal to approve, on an advisory basis, the compensation of the named executive officers of Realogy Holdings, as described in the Proxy Statement, was approved by the following votes:

Votes For	Votes Against		Abstain	Broker Non-Votes
73,167,683	28,700,087	`	822,781	6,496,037
3. Ratification of Appointment of Independent Registered Accounting Firm: The appointment of PricewaterhouseCoopers LLP to serve as Realogy Holdings' independent registered accounting firm for fiscal year 2022 was ratified as follows:

Votes For	Votes Against	Abstain
107,899,316	1,237,073	50,199

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: May 5, 2022